SUBSEQUENT EVENTS(Details) (USD $)	Dec. 31, 2012
Increase in shares and change in long term plan
Issued shares per subscription agreement	100,000
Subscription per share	$ 4.50
Company issued restricted common stock shares	6,722
Cashless exercise of options	10,000
Exercise price per share	$ 2.00
Increase in authorised common stock shares	150,000,000
Increase in authorised preferred stock shares	50,000,000
Preferred stock per share	$ 0.001
Increase in long term incentive plan	5,000,000
Company granted options to contractors	1,400,000
Exercise price per share for options to contractors	$ 4.50
Company granted options to Directors	150,000
Exercise price per share for options to Directors	$ 5.50